Supplement dated March 12, 2024
to the Statement of Additional Information (the “SAI”), as supplemented, dated March 1, 2024, for the following fund:
Fund
Columbia Funds Series Trust II
Columbia Select Large Cap Value Fund (the Fund)
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI for the Fund is hereby superseded and replaced with the following:

		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending May 31 – Information is as of May 31, 2023, unless otherwise noted
Select Large Cap Value Fund	Richard Rosen(l)	2 RICs 1 PIV 427 other accounts	$2.20 billion $145.30 million $3.72 billion	None	$100,001 – $500,000(a)	Columbia Management	Columbia Management
	Richard Taft	2 RICs 1 PIV 428 other accounts	$2.20 billion $145.30 million $3.72 billion	None	$100,001 – $500,000(a) $100,001 – $500,000(b)
	Jeffrey Wimmer(m)	13 other accounts	$1.20 million	None	None
*
RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**
Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a) Excludes any notional investments.
(b) Notional investments through a deferred compensation account.
(l) Mr. Rosen is expected to retire effective June 30, 2024 and, as of such date, he will cease to serve as portfolio manager of the Fund.
(m) The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of January 31, 2024.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP910_00_042_(03/24)